UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.
2155 Park Blvd.
Palo Alto, California 94306
(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Interim Principal Executive Officer

On January 9, 2023, Eiger BioPharmaceuticals, Inc. (the “Company”) entered into an employment agreement with David Apelian, the Company’s Interim President and Chief Executive Officer (the “Employment Agreement”). In connection with the Employment Agreement, Dr. Apelian will receive an annual salary of $627,000, and will have a bonus target beginning in 2023 equal to 60% of his base salary. Whether Dr. Apelian receives his bonus, and the amount of any such bonus, will be determined by the Company’s board of directors or a committee thereof in its sole discretion based upon his performance, the Company’s performance, and such other relevant criteria. In addition, Dr. Apelian will be granted nonstatutory stock options to purchase up to 170,000 shares of the Company’s common stock under the Company’s Amended and Restated 2013 Equity Incentive Plan. In the event that Dr. Apelian’s employment is terminated by the Company without Cause (as defined in the Employment Agreement) or by Dr. Apelian with Good Reason (as defined in the Employment Agreement), he will be entitled to severance pay in an amount equal to his then-current base salary for a period equal to his employment period, up to a maximum of 12 months and subject to a minimum of 6 months. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: January 10, 2023

	By:	/s/ David Apelian
David Apelian
Interim Chief Executive Officer